UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 29, 2008


                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)



         Connecticut                     000-24751               06-1514263
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

    5 Bissell Street, Lakeville, Connecticut              06039-1868
    (Address of principal executive offices)              (zip code)

       Registrant's telephone number, including area code: (860) 435-9801

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.      Corporate Governance and Management

         Item 5.05.  Amendments to the Registrant's Code of Ethics.

         On February 29, 2008, the Board of Directors of Salisbury Bancorp, Inc. (the "Corporation"), the bank holding company of Salisbury Bank and Trust Company (the "Bank"), voted to approve changes to the Corporation's Code of Ethics and Conflicts of Interest Policy (the "Code"). The purpose of such revisions to the Code was to reflect changes to certain applicable laws during the past year. Specifically, the Code was amended to more accurately state the restrictions on management officials of the Bank or Corporation from serving as management officials of other non-affiliated depository institutions under the Depository Institutions Management Interlocks Act, which was recently amended. (12 U.S.C. ss.3201 et. seq.)


Section 9.      Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.

         (a)    Not Applicable.

         (b)    Not Applicable.

         (c)    Not Applicable.

         (d)    Exhibits.

         99.1 Salisbury Bancorp, Inc., Salisbury Bank and Trust Company, and SBT Mortgage Service Corporation Code of Ethics and Conflicts of Interest Policy.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereto duly authorized.

Dated: February 29, 2008                 SALISBURY BANCORP, INC.


                                       By:  /s/  John F. Perotti
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                                            John F. Perotti
                                            Chairman and Chief Executive Officer